CARILLON SERIES TRUST
Carillon Chartwell Short Duration Bond Fund

SUPPLEMENT DATED FEBRUARY 26, 2024 TO
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED
MAY 1, 2023, AS PREVIOUSLY AMENDED OR SUPPLEMENTED

The Board of Trustees of Carillon Series Trust has approved a Plan of Liquidation and Dissolution  pursuant to which the Carillon Chartwell Short Duration Bond Fund (“Fund”) will be liquidated and terminated on or about April 19, 2024 (the “Liquidation Date”) based upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon”), the Fund’s investment adviser.

In anticipation of the liquidation, effective on or about April 5, 2024, the Fund will be closed to new shareholders. To prepare for the liquidation, Carillon and/or Chartwell Investment Partners, LLC, the Fund’s subadviser, may need to increase the portion of the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and to meet redemption requests. As a result, the Fund may no longer be pursuing its investment objective during this transition. The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These distributions may be taxable events. Once the distributions are complete, the Fund will terminate.

Liquidation proceeds will be delivered in accordance with the existing instructions for your account.  No action is needed on your part.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for the Class Chartwell shares of the Carillon Chartwell Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund or Carillon Chartwell Small Cap Growth Fund.   You may also redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gains in advance of the Liquidation Date, which may be taxable to shareholders.

You should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1.800.421.4184.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE